Exhibit 99.2

                       GE CAPITAL MORTGAGE SERVICES, INC.

                                MONTHLY STATEMENT

                                    MAY 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-1

     Pursuant to the Pooling and Servicing Agreement dated as of January 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     1.   The amount of such distribution allocable to principal:

Class 1-A1.......  $   61.06993349     Class 1-A13..........  $      18.76430797
                   ---------------                            ------------------
Class 1-A2.......  $    0.00000000     Class 1-A14..........  $       0.00000000
                   ---------------                            ------------------
Class 1-A3.......  $    0.00000000     Class 1-A15..........  $       0.00000000
                   ---------------                            ------------------
Class 1-A4.......  $    0.00000000     Class 1-PO...........  $      10.66257390
                   ---------------                            ------------------
Class 1-A5.......  $    5.69068238     Class 1-M............  $       0.68483226
                   ---------------                            ------------------
Class 1-A6.......  $    0.00000000     Class 1-B1...........  $       0.68483338
                   ---------------                            ------------------
Class 1-A7.......  $    0.00000000     Class 1-B2...........  $       0.68483333
                   ---------------                            ------------------
Class 1-A8.......  $    0.00000000     Class 1-B3...........  $       0.68483346
                   ---------------                            ------------------
Class 1-A9.......  $    0.00000000     Class 1-B4...........  $       0.68483333
                   ---------------                            ------------------
Class 1-A10......  $    0.00000000     Class 1-B5...........  $       0.68483266
                   ---------------                            ------------------
Class 1-A11......  $    0.00000000     Class 1-R............  $       0.00000000
                   ---------------                            ------------------
Class 1-A12......  $    0.00000000     Class 1-RL...........  $       0.00000000
                   ---------------                            ------------------

     2. Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02,
          2.03 (b) or 3.16, respectively,  and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date);

Class 1-A1.......$        49.86880557    Class 1-A13.....$           15.32265671
                 --------------------                    -----------------------
Class 1-A2.......$         0.00000000    Class 1-A14.....$            0.00000000
                 --------------------                    -----------------------
Class 1-A3.......$         0.00000000    Class 1-A15.....$            0.00000000
                 --------------------                    -----------------------
Class 1-A4.......$         0.00000000    Class 1-PO......$            8.70690034
                 --------------------                    -----------------------
Class 1-A5.......$         4.64692717    Class 1-M.......$            0.00000000
                 --------------------                    -----------------------
Class 1-A6.......$         0.00000000    Class 1-B1......$            0.00000000
                 --------------------                    -----------------------
Class 1-A7.......$         0.00000000    Class 1-B2......$            0.00000000
                 --------------------                    -----------------------
Class 1-A8.......$         0.00000000    Class 1-B3......$            0.00000000
                 --------------------                    -----------------------

Class 1-A9.......$         0.00000000    Class 1-B4......$            0.00000000
                 --------------------                    -----------------------
Class 1-A10......$         0.00000000    Class 1-B5......$            0.00000000
                 --------------------                    -----------------------
Class 1-A11......$         0.00000000    Class 1-R.......$            0.00000000
                 --------------------                    -----------------------
Class 1-A12......$         0.00000000    Class 1-RL......$            0.00000000
                 --------------------                    -----------------------

     3. The amount of such distribution to the Certificateholders of each class, allocable to Interest:

Class 1-A1.......$         5.32941168    Class 1-A13.....$            0.11727688
                 --------------------                    -----------------------
Class 1-A2.......$         6.12500023    Class 1-A14.....$            6.25000000
                 --------------------                    -----------------------
Class 1-A3.......$         6.12500000    Class 1-A15.....$            6.25000000
                 --------------------                    -----------------------
Class 1-A4.......$         6.12500000    Class 1-M.......$            6.23747612
                 --------------------                    -----------------------
Class 1-A5.......$         5.14529284    Class 1-B1......$            6.23747534
                 --------------------                    -----------------------
Class 1-A6.......$         5.20833393    Class 1-B2......$            6.23747576
                 --------------------                    -----------------------
Class 1-A7.......$         2.26835880    Class 1-B3......$            6.23747594
                 --------------------                    -----------------------
Class 1-A8.......$         6.25000000    Class 1-B4......$            6.23747778
                 --------------------                    -----------------------
Class 1-A9.......$         6.04166667    Class 1-B5......$            6.23748110
                 --------------------                    -----------------------
Class 1-A10......$         0.06666667    Class 1-R.......$            6.30000000
                 --------------------                    -----------------------
Class 1-A11......$         0.14166667    Class 1-RL......$            6.30000000
                 --------------------                    -----------------------
Class 1-A12......$         6.25000000    Class 1-S.......$            0.32122461
                 --------------------                    -----------------------

     4.   Accrual Amount:

           Class A13A  $         715.15
                       ----------------
           Class A13B  $       1,910.42
                       ----------------


     5.   The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:......$        60,900.72
                                                              ------------------

     The amounts below are for the aggregate of all Certificates.

     6. The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable
          to principal made on such Distribution Date:........$   291,355,816.07
                                                              ------------------

          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal Balance set forth above:..................             1,012
                                                                           -----

     7. The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                 Class Certificate             Single
                                 Principal Balance      Certificate Balance
                                 -----------------      -------------------

          Class 1-A1.......$          11,070,068.12  $                809.04
                           ------------------------  -----------------------
          Class 1-A2.......$          21,547,000.00  $              1,000.00
                           ------------------------  -----------------------
          Class 1-A3.......$          59,904,000.00  $              1,000.00
                           ------------------------  -----------------------
          Class 1-A4.......$          79,616,000.00  $              1,000.00
                           ------------------------  -----------------------
          Class 1-A5.......$          14,422,706.82  $                982.21
                           ------------------------  -----------------------
          Class 1-A6.......$           2,791,000.00  $              1,000.00
                           ------------------------  -----------------------
          Class 1-A7.......$          17,213,706.82  $                985.05
                           ------------------------  -----------------------
          Class 1-A8.......$          25,145,000.00  $              1,000.00
                           ------------------------  -----------------------
          Class 1-A9.......$          24,000,000.00  $              1,000.00
                           ------------------------  -----------------------
          Class 1-A10......$          24,000,000.00  $              1,000.00
                           ------------------------  -----------------------
          Class 1-A11......$          24,000,000.00  $              1,000.00
                           ------------------------  -----------------------
          Class 1-A12......$           3,480,000.00  $              1,000.00
                           ------------------------  -----------------------
          Class 1-A13......$             307,570.64  $                 50.44
                           ------------------------  -----------------------
          Class 1-A14......$          31,000,000.00  $              1,000.00
                           ------------------------  -----------------------
          Class 1-A15......$           2,500,000.00  $              1,000.00
                           ------------------------  -----------------------
          Class 1-PO.......$             608,994.58  $                986.47
                           ------------------------  -----------------------
          Class 1-M........$           4,488,898.61  $                997.31
                           ------------------------  -----------------------
          Class 1-B1.......$           3,740,915.06  $                997.31
                           ------------------------  -----------------------
          Class 1-B2.......$           3,291,127.62  $                997.31
                           ------------------------  -----------------------
          Class 1-B3.......$           1,347,367.70  $                997.31
                           ------------------------  -----------------------
          Class 1-B4.......$             897,580.25  $                997.31
                           ------------------------  -----------------------
          Class 1-B5.......$           1,197,386.67  $                997.31
                           ------------------------  -----------------------
          Class 1-R........$                 100.00  $              1,000.00
                           ------------------------  -----------------------
          Class 1-RL.......$                 100.00  $              1,000.00
                           ------------------------  -----------------------
          Class 1-S........$         265,277,744.69  $                969.52
                           ------------------------  -----------------------

     8. The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value..............................  $                  0.00
                                                    -----------------------
          unpaid principal balance................  $                  0.00
                                                    -----------------------
          number of related mortgage loans........                        0
                                                                          -

     9. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
               Number        6        Principal Balance   $         1,727,236.06
                             -                            ----------------------
               (2)  60-89 days
               Number        3        Principal Balance   $           801,156.34
                             -                            ----------------------
               (3)  90 days or more
               Number        0        Principal Balance   $                 0.00
                             -                            ----------------------

          (b)  in foreclosure
               Number        0        Principal Balance   $                 0.00
                             -                            ----------------------

     10. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan purchased
          pursuant to Section 3.01(c):.................   $                 0.00
                                                          ----------------------

     11. The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

          Class 1-S:........................            0.395600%
                                                        --------



          1.  Senior Percentage for such Distribution Date:........ 94.86836000%
                                                                    -----------
          2.  Group I Senior Percentage for such Distribution Date: 94.86836000%
                                                                    -----------
          3.  Group II Senior Percentage for such Distribution
              Date:................................................  0.00000000%
                                                                     ----------
          4.  Senior Prepayment Percentage for such Distribution
              Date:................................................100.00000000%
                                                                  -------------
          5.  Group I Senior Prepayment Percentage for such
              Distribution Date:...................................100.00000000%
                                                                  -------------
          6.  Group II Senior Prepayment Percentage for such
              Distribution Date:...................................  0.00000000%
                                                                     ----------
          7.  Junior Percentage for such Distribution Date:........  5.13164000%
                                                                     ----------
          8.  Junior Prepayment Percentage for such Distribution
              Date:................................................  0.00000000%
                                                                     ----------